EXECUTION COPY

                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                      AMERICAN HOME MORTGAGE HOLDINGS, INC.

                                       AND

                               THE STOCKHOLDERS OF

                          MARINA MORTGAGE COMPANY, INC.

                      LISTED ON THE SIGNATURE PAGES HERETO

                             DATED DECEMBER 29, 1999

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                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01   Defined Terms...................................................1


                                   ARTICLE II

                           PURCHASE AND SALE OF SHARES

Section 2.01   Transfer of Stock...............................................2
Section 2.02   Purchase Price Paid by the Purchaser............................2


                                   ARTICLE III

                                     CLOSING

Section 3.01   Closing.........................................................3
Section 3.02   The Stockholders' Deliveries at the Closing.....................3
Section 3.03   Purchaser's Deliveries at the Closing...........................3


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                               OF THE STOCKHOLDERS

Section 4.01   Authorization of each of the Stockholders.......................3
Section 4.02   Ownership Of Stock..............................................3
Section 4.03   No Conflict or Violation........................................3
Section 4.04   Consents and Approvals..........................................4
Section 4.05   Brokers.........................................................4
Section 4.06   Investment Purposes.............................................4
Section 4.07   Exemption.......................................................4
Section 4.08   Due Diligence...................................................4
Section 4.09   Exclusivity of Preparation......................................5
Section 4.10   No Advertisement................................................5
Section 4.11   Accuracy of Representations.....................................5

                                    ARTICLE V

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Section 5.01   Organization of the Purchaser...................................5
Section 5.02   Authorization...................................................5
Section 5.03   No Conflict or Violation........................................6
Section 5.04   Consents and Approvals..........................................6
Section 5.05   Compliance with Law.............................................6
Section 5.06   Brokers.........................................................6
Section 5.07   Accuracy of Representations.....................................6

                                   ARTICLE VI

                                CERTAIN COVENANTS

Section 6.01   Best Efforts....................................................7
Section 6.02   Further Assurances..............................................7
Section 6.03   Confidentiality.................................................7

                                   ARTICLE VII

                              CONDITIONS TO CLOSING

Section 7.01   Conditions to Obligations of the Purchaser......................7
Section 7.02   Conditions to Obligations of the Stockholder....................8

                                  ARTICLE VIII

                           TERMINATION AND ABANDONMENT

Section 8.01   Methods of Termination..........................................9
Section 8.02   Procedure Upon Termination......................................9
Section 8.03   Effect of Termination...........................................9

                                   ARTICLE IX

                                  MISCELLANEOUS

Section 9.01   Specific Performance............................................9
Section 9.02   Assignment......................................................9
Section 9.03   Notices........................................................10
Section 9.04   Choice of Law..................................................10
Section 9.05   Entire Agreement; Amendments and Waivers.......................10
Section 9.06   Counterparts...................................................11
Section 9.07   Invalidity.....................................................11
Section 9.08   Headings.......................................................11
Section 9.09   Expenses.......................................................11

EXHIBIT

Exhibit 3.3 -  Form of Promissory Note

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          THIS STOCK PURCHASE AGREEMENT,  dated December 29, 1999 (together with exhibits and schedules hereto, the "Agreement"), is by and among American Home Mortgage Holdings, Inc., a corporation organized and existing under the law of the State of Delaware (the "Purchaser"), and the stockholders of Marina Mortgage Company, Inc. (the "Company") listed on the signature pages hereto (the "Stockholders").

                                    RECITALS

          WHEREAS, the Stockholders own in the aggregate 1,037 shares of common stock, no par value (the "Shares"), of the Company; and

          WHEREAS, the Purchaser desires to purchase from each of the Stockholders, and each of the Stockholders desires to sell and transfer to the Purchaser, the Shares upon the terms and subject to the conditions of this Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

          Section 1.01 Defined Terms. Capitalized words and phrases used and not otherwise defined in this Agreement shall have the following meanings:

          "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Person specified. For purposes of this definition, the term "control" of a Person means the possession, direct or indirect, of the power to (i) vote 50% or more of the voting securities of such Person or (ii) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise, and the terms and phrases "controlling", "controlled by" and "under common control with" have correlative meanings.

          "Agreement" is defined in the preamble.

          "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York and the State of Delaware are authorized or required by law to close.

          "Closing" is defined in Section 3.1.

          "Closing Date" means the date on which the Closing occurs  pursuant to
Section 3.1.

          "Contracts"    means   all   agreements,    contracts,    commitments,
undertakings, instruments, indentures, licenses, authorizations, concessions and franchises to which any person is a party, an obligator or a beneficiary.

          "Encumbrance" means any claim, lien, pledge, option, charge, easement, security interest, right-of-way, restriction, encumbrance or other similar right of a third party.

          "Governmental Body" means any federal, state, local, foreign or other governmental agency, instrumentality, commission, authority, board or body.

          "Note" is defined in Section 3.3.

          "Organizational Documents" means (i) the articles or certificate of incorporation and the bylaws of a corporation; (ii) the partnership agreement and any statement of partnership of a general partnership; (iii) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (iv) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person; and (v) any amendment of any of the foregoing.

          "Person" means an individual, a partnership, a limited partnership, a limited liability company, a joint venture, a corporation, a trust, an unincorporated organization, a division or operating group of any of the foregoing, a government or any department or agency thereof or any other entity.

          "Representative" means any officer, director, principal, employee or other authorized representative of a Person.

          "Securities Act" means the Securities Act of 1933, as amended.

                                   ARTICLE II

                           PURCHASE AND SALE OF SHARES

          Section 2.01 Transfer of Stock. Subject to the terms and conditions of this Agreement, on the Closing Date, each of the Stockholders shall sell, transfer, assign and convey to the Purchaser, and the Purchaser shall purchase and acquire from each of the Stockholders, all of the Shares owned by each of the Stockholders.

          Section 2.02 Purchase Price Paid by the Purchaser. Subject to the terms and conditions of this Agreement, on the Closing Date, the Purchaser shall pay or cause to be paid to each of the Stockholders a purchase price in an amount equal to $274.5664 multiplied by the number of Shares owned and delivered by such Stockholder (the "Purchase Price").

                                   ARTICLE III

                                     CLOSING

          Section 3.01 Closing. Unless the parties otherwise agree in writing, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place promptly following the satisfaction or waiver of all conditions set forth in Article VII hereof (such date, the "Closing Date"). The Closing shall be held at 9:00 a.m. local time on the Closing Date at the offices of Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038 or at such other place as may be determined by the parties.

          Section 3.02 The Stockholders' Deliveries at the Closing. At the Closing, each of the Stockholders shall deliver, or cause to be delivered, to the Purchaser or his nominee (i) certificate(s) evidencing Shares, free and clear of any Encumbrances of any nature whatsoever, with all necessary transfer tax and other revenue stamps (acquired at the Stockholders' expense) affixed and canceled, and (ii) any other agreements, documents and instruments as contemplated by this Agreement.

          Section 3.03 Purchaser's Deliveries at the Closing. At the Closing, the Purchaser shall deliver, or cause to be delivered, to each of the Stockholders (i) the promissory note in the form of Exhibit 3.3 (the "Note") in the principal amount equal to the Purchase Price, and (ii) any other agreements, documents and instruments contemplated by this Agreement.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                               OF THE STOCKHOLDERS

          Each of the Stockholders hereby represents and warrants to the Purchaser as follows:

          Section 4.01 Authorization of each of the Stockholders. Each of the Stockholders has full power and authority to execute and deliver this Agreement and to perform his or her, as the case may be, obligations hereunder and has taken all action necessary to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform his or her, as the case may be, obligations hereunder. This Agreement has been duly executed and delivered by each of the Stockholders and, assuming the due execution and delivery of this Agreement by the Purchaser, is a legal, valid and binding obligation of each of the Stockholders, enforceable against each of the Stockholders in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          Section 4.02 Ownership Of Stock. Each of the Stockholders owns the Shares of record and beneficially, free and clear of any Encumbrances of any nature whatsoever.

          Section 4.03 No Conflict or Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in (a) a breach of, a default under, or a right of termination, cancellation, acceleration or payment with respect to, or the creation of any Encumbrance upon, any of the assets or properties of the Stockholders pursuant to, any Contract to which the Stockholders is a party or is subject or by which any asset of the Stockholders is bound other than breaches, defaults, rights of termination, cancellation, acceleration or payment or Encumbrances which could not reasonably be expected to have individually or in the aggregate a material adverse effect on the ability of the Stockholders to consummate the transactions contemplated hereby, or (b) a violation by the Stockholders of any statute, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree or award.

          Section 4.04 Consents and Approvals. No consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority or other third party is required to be made or obtained by the Stockholders on or prior to the Closing Date in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, except where failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not interfere with the ability of the Stockholders to consummate the transactions contemplated by this Agreement and individually and in the aggregate could not reasonably be expected to have a material adverse effect on the ability of the Stockholders to consummate the transactions contemplated hereby.

          Section 4.05 Brokers. Neither of the Stockholders has employed, and is not subject to any valid claim of, any broker, finder, investment banker, consultant or other intermediary in connection with the transactions contemplated by this Agreement who will be entitled to a fee or commission in connection with such transactions. Each of the Stockholders is solely responsible for any payment, fee or commission that may be due to each advisor, if any, in connection with the transactions contemplated hereby.

          Section 4.06 Investment Purposes. Each of the Stockholders is purchasing the Notes for its own account, for investment purposes only and not with a view towards or in connection with the public sale or distribution thereof in violation of the Securities Act.

          Section 4.07 Exemption. Each of the Stockholders understands that the Notes are being offered and sold by the Purchaser in reliance on an exemption from the registration requirements of the Securities Act and equivalent state securities and "blue sky" laws, and that the Purchaser is relying upon the accuracy of, and Stockholders' compliance with, Stockholders' representations, warranties and covenants set forth in this Agreement to determine the availability of such exemption and the eligibility of each of the Stockholders to purchase the Notes. Each of the Stockholders understands that the Notes to be acquired by such Stockholder have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission.

          Section 4.08 Due Diligence. Each of the Stockholders has been provided by the Purchaser with the Purchaser's filings with the Securities and Exchange Commission on Form S-1 and the most recent quarterly report of the Purchaser on Form 10-Q. Each of the Stockholders has been given the opportunity prior to the date hereof to ask questions of, and receive answers from, the Purchaser or its Representatives concerning the Purchaser and the Notes. Each of the Stockholders acknowledges that such Stockholder has been consulted by legal counsel in connection with the negotiation, execution and delivery of this Agreement. Each of the Stockholders represents that such Stockholder has been advised to seek the advice of tax counsel and accountants in connection with negotiation, execution and delivery of this Agreement and has not relied on the advice of the Company or its counsel with respect to any of the tax issues relating to, or arising in connection with, this Agreement or transactions contemplated hereby.

          Section 4.09 Exclusivity of Preparation. No representations or warranties have been made to the Stockholders by the Purchaser, or any Representative of the Purchaser, other than the representations of the Purchaser contained herein, and, in acquiring the Notes, the Stockholders are not relying upon any representations or warranties other than those contained herein.

          Section 4.10 No Advertisement. Neither of the Stockholders is purchasing the Notes as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, any seminar or meeting or any solicitation of a subscription by a person or entity not previously known to the Stockholders in connection with investments in securities generally.

          Section 4.11 Accuracy of Representations. No representation or warranty made by the Stockholders in this Agreement or any document or statement delivered, or to be delivered, by or on behalf of each of the Stockholders pursuant hereto contains or, as of the Closing Date, will contain any untrue statement of a material fact or omits or, as of the Closing Date, will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

                                    ARTICLE V

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

          The  Purchaser   hereby   represents  and  warrants  to  each  of  the
Stockholders as follows:

          Section 5.01 Organization of the Purchaser. The Purchaser is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as it is presently being conducted and to own, lease and use its properties and assets.

          Section 5.02 Authorization. The Purchaser has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and has taken all action necessary to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform its obligations hereunder. This Agreement has been duly executed and delivered by the Purchaser and, assuming the due execution and delivery of this Agreement by each of the Stockholders, is a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          Section 5.03 No Conflict or Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in (a) a violation of or a conflict with any provision of the Organizational Documents of the Purchaser, (b) a breach of, a default under, or a right of termination, cancellation, acceleration or payment with respect to, or the creation of any Encumbrance upon, any of the assets or properties of the Purchaser pursuant to, any Contract to which the Purchaser is a party or is subject or by which any asset of the Purchaser is bound other than breaches, defaults, rights of termination, cancellation, acceleration or payment or Encumbrances which could not reasonably be expected to have individually or in the aggregate a material adverse effect on the business or financial condition of the Purchaser or on the transactions contemplated hereby, or (c) a violation by Company of any statute, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree or award.

          Section 5.04 Consents and Approvals. No consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority or other third party is required to be made or obtained by the Purchaser on or prior to the Closing Date in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, except where failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not interfere with the ability of the Purchaser to consummate the transactions contemplated by this Agreement and individually and in the aggregate could not reasonably be expected to have a material adverse effect on the business or financial condition of the Purchaser or on the transactions contemplated hereby.

          Section 5.05 Compliance with Law. The Purchaser has complied and is in compliance with all laws, rules, regulations, codes, and plans, and all injunctions, judgments, orders, decrees or rulings of every court and Governmental Body (the "Regulations") and has not received notice of any unremedied violation of any Regulation, except in each case for such instances of non-compliance or violation as could not reasonably be expected to have a material adverse effect on the business or financial condition of the Purchaser or on the transactions contemplated hereby.

          Section 5.06 Brokers. The Purchaser has not employed, and is not subject to any valid claim of, any broker, finder, investment banker, consultant or other intermediary in connection with the transactions contemplated by this Agreement who will be entitled to a fee or commission in connection with such transactions. The Purchaser is solely responsible for any payment, fee or commission that may be due to each advisor, if any, in connection with the transactions contemplated hereby.

          Section 5.07 Accuracy of Representations. No representation or warranty made by the Purchaser in this Agreement or any document or statement delivered, or to be delivered, by or on behalf of the Purchaser pursuant hereto contains or, as of the Closing Date, will contain any untrue statement of a material fact or omits or, as of the Closing Date, will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

                                   ARTICLE VI

                                CERTAIN COVENANTS

          Section 6.01 Best Efforts. The parties hereto will cooperate and use their mutual best efforts to fulfill the conditions precedent to the other party's obligations hereunder, including but not limited to, securing as promptly as practicable any consents, approvals, waivers and authorizations required in connection with the transactions contemplated hereby and further including taking all reasonable steps to consummate the Closing.

          Section 6.02 Further Assurances. At any time after the Closing Date, the parties shall promptly execute, acknowledge and deliver any other assurances or documents reasonably requested by other parties and necessary for other parties to satisfy their respective obligations hereunder or obtain the benefits contemplated hereby.

          Section 6.03 Confidentiality. Each of the Stockholders hereby agrees that it shall keep all information relating to the Company and the Purchaser (including any such information received prior to the date hereof) confidential except information which (i) becomes known to such party from a source, other than the Company and the Purchaser, their respective directors, officers, employees, Representatives or outside advisors, which source is not obligated to the Company or the Purchaser to keep such information confidential or (ii) becomes generally available to the public through no breach of this Agreement by any party hereto. Each of the Stockholders also agrees that such non-public information will not be used by it or their Representatives either to compete with the Company or the Purchaser or to conduct itself in a manner inconsistent with the antitrust laws of the United States or any state. Notwithstanding the foregoing, the Stockholders may disclose non-public information if required to do so by a court of competent jurisdiction or by any governmental agency; provided, however, that prompt notice of such required disclosure be given to the Purchaser prior to the making of such disclosure so that the Purchaser may seek a protective order or other appropriate remedy. In the event that such protective order or other remedy is not obtained, the party hereto required to disclose the non-public information will disclose only that portion which such party is advised by opinion of counsel is legally required to be disclosed and will request that confidential treatment be accorded such portion of the non-public information.

                                   ARTICLE VII

                              CONDITIONS TO CLOSING

          Section 7.01 Conditions to Obligations of the Purchaser. The obligations of the Purchaser to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or waiver, at or prior to the Closing, of each of the following conditions:

          (a) Representations and Warranties; Covenants. The representations and warranties of each of the Stockholders contained in this Agreement shall be true and correct as of the Closing, with the same force and effect as if made on and as of the Closing Date, and all the covenants contained in this Agreement to be complied with by each of the Stockholders, on or before the Closing Date shall have been complied with in all material respects, and the Purchaser shall have received a certificate of each of the Stockholders to such effect;

          (b) No Prohibition. There shall not exist any temporary restraining order, preliminary or permanent injunction, final judgment, law or regulation prohibiting the consummation of this Agreement or the transactions contemplated hereby, or, to the knowledge of any party, any pending or threatened action by any Governmental Body or private party prohibiting or seeking to prohibit the consummation of this Agreement or the transactions contemplated hereby;

          (c) Stock Option Agreements. Each Stockholder shall have entered into a Non-Qualified Stock Option Grant Agreement with the Purchaser; and

          (d) Additional Documents. The Purchaser shall have received such additional documents, certificates, payments, assignments, transfers and other deliveries as he or his counsel may reasonably request and as are customary to effect a closing of the matters herein contemplated.

          Section 7.02 Conditions to Obligations of the Stockholder. The obligations of the Stockholder to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or waiver, at or prior to the Closing, of each of the following conditions:

          (a) Representations and Warranties; Covenants. The representations and warranties of the Purchaser contained in this Agreement shall be true and correct as of the Closing, with the same force and effect as if made on and as of the Closing Date, and all the covenants and other obligations contained in this Agreement to be complied with by the Purchaser on or before the Closing Date shall have been complied with in all material respects;

          (b) No Prohibition. There shall not exist any temporary restraining order, preliminary or permanent injunction, final judgment, law or regulation prohibiting the consummation of this Agreement or the transactions contemplated hereby, or, to the knowledge of any party, any pending or threatened action by any governmental authority or private party prohibiting or seeking to prohibit the consummation of this Agreement or the transactions contemplated hereby;

          (c) Stock Option Agreements. Each Stockholder shall have entered into a Non-Qualified Stock Option Grant Agreement with the Purchaser; and

          (d) Additional Documents. The Stockholders shall have received such additional documents, certificates, payments, assignments, transfers and other deliveries as his or her counsel may reasonably request and as are customary to effect a closing of the matters herein contemplated.

                                  ARTICLE VIII

                           TERMINATION AND ABANDONMENT

          Section 8.01 Methods of Termination. The transactions contemplated herein may be terminated and/or abandoned at any time prior to the Closing:

          (a) by mutual written consent of the Purchaser and the Stockholders;

          (b) by the Purchaser or the Stockholders if any party has materially breached any representation, warranty, or covenant contained in this Agreement; or

          (c) by the Purchaser or the Stockholders in the event any court or governmental agency of competent jurisdiction shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated hereby and such order, decree or ruling or other action shall have become final and nonappealable.

          Section 8.02 Procedure Upon Termination. In the event of termination and abandonment by the Purchaser or the Stockholders, pursuant to Section 8.1, written notice thereof shall be given to the other party and the transactions contemplated by this Agreement shall be terminated and/or abandoned, without further action by the parties. If the transactions contemplated by this Agreement are terminated and/or abandoned as provided herein, each party hereto will redeliver all documents, work papers and other material (and all copies thereof) of the other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the party furnishing the same.

          Section 8.03 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement shall thereafter become void and have no effect, and no party hereto shall have any liability or obligation to any other party hereto in respect of this Agreement, except that the provisions of Article IX (Miscellaneous) and Section 8.3 shall survive any such termination; provided, however, that no party shall be released from any liability hereunder if this Agreement is terminated and the transactions contemplated hereby abandoned by reason of (i) willful failure of such party to perform its obligations hereunder or (ii) any misrepresentation made by such party of any matter set forth herein.

                                   ARTICLE IX

                                  MISCELLANEOUS

          Section 9.01 Specific Performance. It is expressly understood and agreed that the material breach of any covenant contained in this Agreement will result in irreparable injury to the other party and that therefore such other party shall be entitled to specific performance thereof.

          Section 9.02 Assignment. No party to this Agreement may assign any of its rights or obligation under this Agreement without the prior written consent of each other party hereto; provided, however, that the Purchaser may assign its rights hereunder to any subsidiary of the Purchaser or Affiliate. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and no other Person shall have any right, benefit or obligation hereunder.

          Section 9.03 Notices. Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any party to the other parties shall be in writing and delivered in person or by courier or by facsimile transmission as follows (or at such address or facsimile number of which notice shall have been duly given in accordance with this Section 9.3):

                     If to the Purchaser:  American Home Mortgage Holdings, Inc.
                                           12 East 49th Street
                                           New York, NY 10017
                                           Facsimile: (212) 377-3269
                                           Attention: Michael Strauss

                          With a copy to:  Cadwalader, Wickersham & Taft
                                           100 Maiden Lane
                                           New York, NY 10038
                                           Facsimile: (212) 504-6666
                                           Attention: Louis J. Bevilacqua, Esq.

                  If to the Stockholders:  Marina Mortgage Company, Inc.
                                           15635 Alton Parkway, Suite 450
                                           Irvine, CA 92618
                                           Facsimile: (949) 753-7424
                                           Attention: c/o Richard Silver

                          With a copy to:  Babcock & Cappelli
                                           30131 Town Center Dr., #290
                                           Laguna Niguel, CA 92677
                                           Facsimile: (949)249-5709
                                           Attention:  Michael Cappelli, Esq.

or to such other place and with such other copies as either party may designate as to itself by written notice to the others. Any failure by any party to deliver copies of any notice shall not, in itself, affect the validity of such notice if otherwise properly made to the other party.

          SECTION 9.04 CHOICE OF LAW. THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

          Section 9.05 Entire Agreement; Amendments and Waivers. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by all parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

          Section 9.06 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          Section 9.07 Invalidity. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

          Section 9.08 Headings. The headings of the Articles and Sections herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          Section 9.09 Expenses. Each of the parties hereto will be liable for its own costs and expenses incurred in connection with the negotiation, preparation, execution or performance of this Agreement.

                [Remainder of the page intentionally left blank].

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                   AMERICAN HOME MORTGAGE
                                   HOLDINGS, INC.

                                   By:  /s/  Michael Strauss
                                      ----------------------------------
                                       Name:  Michael Strauss
                                       Title: President and CEO



                                      PATRICK JOHN HUBER

                                      /s/  Patrick John Huber
                                      ----------------------------------



                                      EMILIO NUNEZ

                                      /s/  Emilio Nunez
                                      ----------------------------------



                                      ROBERT CHARLES BOEHNLEIN

                                      /s/ Robert Charles Boehnlein
                                      ----------------------------------



                                      ALLEN CHARLES SCARPETTI

                                      /s/  Allen Charles Scarpetti
                                      ----------------------------------



                                      CHARLES MARIO DEMARTI

                                      /s/  Charles Mario DeMarti
                                      ----------------------------------